                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                              -----------------------

                                      FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES ACT OF 1934

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                             Silicon Valley Bancshares
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               (Exact name of registrant as specified in its charter)

       Delaware                                      91-1962278
(State of Incorporation)                 (I.R.S. Employer Identification No.)


                 3003 Tasman Drive, Santa Clara, California  95054
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               (Address of principal executive offices)   (Zip Code)



                                    JOHN C. DEAN
                              Chief Executive Officer
                             SILICON VALLEY BANCSHARES
                  3003 Tasman Drive, Santa Clara, California 95054
                                   (408) 654-7400
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 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              -----------------------

                                     Copies to:
                               A. Catherine Ngo, Esq.
                             Silicon Valley Bancshares
                                 3003 Tasman Drive
                           Santa Clara, California 95054
                                   (408) 654-7400

                              -----------------------


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ITEM 5.   OTHER MATTERS

     Effective April 23, 1999, (the "Effective Date"), the Registrant has changed its state of incorporation from California to Delaware. This change in its state of incorporation was approved by the holders of a majority of the Registrant's outstanding shares of Common Stock at the Registrant's annual meeting of shareholders on April 15, 1999. At the time of reincorporation in the State of Delaware, the Registrant merged into and is continuing its business as a Delaware corporation. The reincorporation will not result in any change in the Registrant's business, assets or liabilities, will not cause the Registrant's corporate headquarters to be moved and will not result in any relocation of management or other employees. Shareholders of the Registrant are not required to undertake an exchange of the Registrant's shares. As of the Effective Date, certificates for the Registrant's shares automatically represent an equal number of shares in the Delaware company.

ITEM 7.   EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger dated April 21, 1999 by and between
               Silicon Valley Bancshares, a California corporation, and Silicon
               Valley Bancshares, Inc., a Delaware corporation

4.1 Certificate of Incorporation of Silicon Valley Bancshares, Inc, as filed with the Delaware Secretary of State on March 22, 1999

4.2            Bylaws of the Company, as adopted on April 15, 1999

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Silicon Valley Bancshares




Date:  April 22, 1999              By:  /s/ Christopher T. Lutes
       --------------                   ------------------------
                                          Christopher T. Lutes
                                          Chief Financial Officer


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                                   EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger dated April 21, 1999, by and between
               Silicon Valley Bancshares, a California corporation, and Silicon
               Valley Bancshares, Inc., a Delaware corporation

4.1 Certificate of Incorporation of Silicon Valley Bancshares, Inc, as filed with the Delaware Secretary of State on March 22, 1999

4.2            Bylaws of the Company, as adopted on April 15, 1999


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